Retirement Plan	12 Months Ended
Dec. 31, 2016
Retirement Benefits [Abstract]
Retirement Plan

13. Retirement Plan

We established a savings plan that qualifies as a defined contribution plan under Section 401(k) of the Code for the benefit of our employees. Our contributions to the savings plan are discretionary and vest immediately. We contributed approximately $0.4 million, $0.6 million, and $1.1 million, to the savings plan for the years ended December 31, 2014, 2015, and 2016, respectively.